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                                                                      EXHIBIT 23

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in the Registration Statements on Form S-8 (Nos. 333-15941, 333-15943, 333-60189, 333-81373,
333-60203, 333-100079, 333-107648 and 333-107646) of Abercrombie & Fitch Co. of
our report dated February 17, 2004, except for Note 2, as to which the date is April 4, 2005 relating to the consolidated financial statements, which appears in this Form 10-K/A for the year ended January 31, 2004.

Columbus, Ohio
April 11, 2005

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